Securities, 424I - Securities, 424I: 1	Mar. 25, 2026 USD ($)
Securities, 424I Table
Security Class Title	Common Shares
Aggregate Sales Price	$ 268,066,369.00
Aggregate Redeemed or Repurchased, FY	379,136,867.00
Aggregate Redeemed or Repurchased, Prior FY	0.00
Redemption Credits	(111,070,498.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00